1 SUPERPLAY LTD. AND ITS SUBSIDIARIES FOR THE QUARTER ENDED SEPTEMBER 30, 2024 IN U.S. DOLLARS UNAUDITED INDEX Page Condensed Consolidated Balance Sheets - September 30, 2024 and December 31, 2023 2-3 Condensed Consolidated Statements of Operations - Nine Months Ended September 30, 2024 and 2023 4 Condensed Consolidated Statements of Convertible Preferred Shares and Shareholders' Deficit 5 Condensed Consolidated Statements of Cash Flows - Nine Months Ended September 30, 2024 and 2023 6 Notes to the Condensed Consolidated Financial Statements 7 - 15 - - - - - - - - - - - Exhibit 99.2

SUPERPLAY LTD. AND ITS SUBSIDIARIES - 2 - CONDENSED CONSOLIDATED BALANCE SHEETS U.S. dollars in thousands (except share and per share data) September 30, December 31, 2024 2023 (unaudited) ASSETS CURRENT ASSETS: Cash and cash equivalents $ 18,612 $ 36,557 Short-term deposits 10,030 15,000 Account receivables 34,226 18,913 Other receivables 4,561 8,401 Total current assets $ 67,429 $ 78,871 NON-CURRENT ASSETS: Property and equipment, net 2,965 1,445 Restricted cash 1,037 733 Other non-current assets 2,222 - Operating lease right-of-use assets 5,416 4,590 Total non-current assets $ 11,640 $ 6,768 Total assets $ 79,069 $ 85,639

SUPERPLAY LTD. AND ITS SUBSIDIARIES - 3 - CONDENSED CONSOLIDATED BALANCE SHEETS U.S. dollars in thousands (except share and per share data) September 30, December 31, 2024 2023 (unaudited) LIABILITIES, CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS’ DEFICIT CURRENT LIABILITIES: Current maturities of loans* $ 44,546 $ 35,387 Short-term revolving credit line 30,000 18,000 Trade payables 2,783 3,774 Employees and payroll accruals 5,841 3,541 Accrued expenses and other current liabilities 31,568 18,864 Operating lease liability 1,616 1,024 Total current liabilities 116,354 80,590 NON-CURRENT LIABILITIES: Loans, net of current maturities* 64,408 35,056 Operating lease liability 3,151 2,985 Total non-current liabilities 67,559 38,041 Total liabilities $ 183,913 $ 118,631 Convertible preferred shares of NIS 0.01 par value: 2,384,607 shares authorized as of September 30, 2024 and December 31, 2023; 2,384,607 shares issued and outstanding as of September 30, 2024 and December 2023. 54,110 54,110 SHAREHOLDERS' DEFICIT: Ordinary shares of NIS 0.01 par value: 10,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 1,076,505 and 1,066,936 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively. 3 3 Additional paid in capital 9,156 5,627 Accumulated deficit (168,113) (92,732) Total shareholders' deficit )158,954) )87,102( Total liabilities, convertible preferred shares, common shares and shareholders' deficit $ 79,069 $ 85,639 The accompanying notes are an integral part of the unaudited consolidated financial statements. *Amount related to related parties.

SUPERPLAY LTD. AND ITS SUBSIDIARIES - 4 - CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) U.S. dollars in thousands Nine Months Ended September 30, 2024 2023 Revenues $ 263,591 $ 113,296 Cost of revenues 78,429 33,139 Gross profit 185,162 80,157 Operating expenses: Research and development 20,262 12,594 Selling and marketing 221,288 80,250 General and administrative 8,754 3,228 Total operating expenses 250,304 96,072 Operating loss 65,142 15,915 Financial expenses, net* (10,236) (5,845) Loss before taxes on income 75,378 21,760 Taxes on income 3 - Loss $ 75,381 $ 21,760 The accompanying notes are an integral part of the unaudited condensed consolidated financial statements. * Out of which $8,951 related to related parties.

SUPER PLAY LTD. AND ITS SUBSIDIARIES - 5 - CONDENSED CONSOLIDATED STATEMENTS OF COVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' DEFICIT (Unaudited) U.S. dollars in thousands (except share and per share data) Convertible Preferred Shares Ordinary shares Shares Amount Shares Amount Additional paid-in capital Accumulated deficit Total shareholders' deficit Balance as of December 31, 2022 2,384,607 $ 54,110 1,063,906 $ 3 $ 2,819 $ (62,299) $ (477,95) Options exercised - - 3,030 *) 63 - 63 Share-based compensation expenses - - - - 1,995 - 1,995 Loss - - - - - (21,760) (21,760) Balance as of September 30, 2023 2,384,607 $ 54,100 1,066,936 $ 3 $ 4,877 $ (84,059) $ (79,179) Convertible Preferred Shares Ordinary shares Shares Amount Shares Amount Additional paid-in capital Accumulated deficit Total shareholders' deficit Balance as of December 31, 2023 2,384,607 $ 54,110 1,066,936 $ 3 $ 5,627 $ (92,732) $ (87,102) Options exercised - - 9,569 *) 92 - 92 Share-based compensation expenses - - - - 3,437 - 3,437 Loss - - - - - (75,381) (75,381) Balance as of September 30, 2024 2,384,607 $ 54,110 1,076,505 $ 3 $ 9,156 $ (168,113) $ (158,954) *) Represents an amount lower than $1. The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SUPER PLAY LTD. AND ITS SUBSIDIARIES - 6 - CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) U.S. dollars in thousands Nine Months Ended September 30, 4202 2023 Cash flows from operating activities: Loss $ (75,381) $ (21,760) Adjustments to reconcile loss to net cash used in operating activities: Depreciation 450 304 Increase in account receivables (15,313) (8,754) Share-based compensation expenses 3,437 1,995 Change in accrued interest from other loans (524) 809 Increase in other non-current assets (2,222) - Decrease (Increase) in other receivables 3,840 (2,946) Decrease in operating lease right-of-use asset 620 446 Decrease in operating lease liability (688) (945) Decrease in trade payables (991) (1,244) Increase (Decrease) in employees and payroll accruals 2,300 (281) Increase in accrued expenses and other current liabilities 12,704 10,931 Net cash used in operating activities (71,768) (21,445) Cash flows from investing activities: Proceed short-term deposits, net 4,970 4,000 Purchase of property and equipment (1,970) (352) Investment in restricted cash (304) (152) Net cash provided by in investing activities 2,696 3,496 Cash flows from investing activities: Proceeds from loans 95,231 52,567 Repayment of loans (56,196) (38,688) Proceeds from short-term revolving credit line 12,000 - Proceeds from exercise of options 92 63 Net cash provided by financing activities 51,127 13,942 Decrease in cash and cash equivalents (17,945) (4,007) Cash and cash equivalents at the beginning of the period 36,557 12,670 Cash and cash equivalents at the end of the period 18,612 8,663 Supplemental disclosure of cash flow information: Cash paid during the year for interest 7,217 3,935 Non-cash investing and financing activities: Right-of-use asset recognized with corresponding lease liability $ 1,446 $ 1,461 The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 7 - NOTE 1. GENERAL Description of business and organization Super Play Ltd. (the "Company") was incorporated and commenced its operations on January 13, 2019. The Company is an interactive entertainment company that develops and operates social game services. The Company holds the following wholly owned (100%) subsidiaries: Simple Play Ltd, Screenshake Ltd, SuperPlay Games LLC. Superskill Games, Inc. (which was resolved in February 2024 as stated below). The subsidiaries were designated to be engaged in operation activities. On January 31, 2024, the board approved the dissolution of Superskill Games, Inc. On February 1, 2024, Superskill Games, Inc, a wholly owned subsidiary of Superplay, has submitted to the Secretary of State of Delaware a certificate of dissolution and as such subsidiary was dissolved. On September 18, 2024, the Company entered into a share purchase agreement ("SPA") with Playtika Ltd. (the “Buyer”), pursuant to which, subject to the closing of this transaction, 100% of the Company's share capital will be acquired by the Buyer in consideration of an amount of $700,000 (subject to further adjustments and the terms of the SPA) as well as certain earnout amounts in an additional amount of up to $1,250,000 if and when certain targets will be met. As part of the transaction, all of the options will be cancelled and the option holders will be entitled to receive the consideration due to them for the vested options, and additional consideration will be paid if and when the unvested portion of their options would have been deemed vested following the closing of the SPA. In addition, the Company adopted a retention plan which consist of up to $50,000 which may be allocated by the Company to its employees and service providers at or following the Closing. As of September 30, 2024, the Company's cash position (cash and short-term deposits) totaled $28,642 and has a negative cash flow from operating activities in the amount of $71,768 during the nine months period ended September 30, 2024. The Company’s current operating plan includes various assumptions concerning the level and timing of cash receipts from sales and cash outlays for operating expenses and capital expenditures. The Company is planning to finance its operations from its existing and future working capital resources and to continue to evaluate additional sources of capital and financing. However, there is no assurance that additional capital and or financing will be available to the Company, and even if available, whether it will be on terms acceptable to the Company or in amounts required. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The unaudited consolidated financial statements do not include any adjustments to the carrying amounts and classifications of assets and liabilities that would result if the Company were unable to continue as a going concern. NOTE 2. UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normally recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2024, are not necessarily indicative of the results that may be expected for the year ended December 31, 2024.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 8 - NOTE 3. SIGNIFICANT ACCOUNTING POLICIES These unaudited condensed consolidated financial statements and accompanying notes should be read in conjunction with the financial statements and notes of the Company for its fiscal year ended December 31, 2023. There have been no changes in the significant accounting policies from those that were disclosed in the financial statements for the fiscal year ended December 31, 2023. Use of estimates The preparation of the condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the dates of the condensed financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Concentration of credit risk and significant customers Financial instruments, which potentially expose the Company to concentrations of credit risk, consist primarily of cash and cash equivalents, restricted cash and accounts receivable. The Company’s investment policy imposes certain maturity limits on the Company’s portfolio and restricts the permitted investments to the purchase of bank deposits. Apple and Google are significant distribution, marketing, promotion and payment platforms for the Company's games. A significant portion of the Company’s revenues has been generated from players who accessed the Company's games through these platforms. Therefore, the Company's accounts receivable are derived mainly from sales through these two platforms. The Company performs ongoing credit evaluations of its customers. The following table summarizes the major accounts receivable of the Company as a percentage of the total accounts receivable as of the dates indicated: September 30, 2024 2023 % Apple 60% 52% Google 38% 43% Accounts receivables are recorded at their transaction amounts and do not bear interest.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 9 - Revenue recognition The Company's games operate as Live-Ops that allow players to play for free. Within these games, players can purchase virtual goods to enhance their game-playing experience. Players purchase virtual goods through various widely accepted payment methods offered in the games, including Google play and Apple iTunes accounts. For revenue earned through mobile platforms, including Android and iOS, the Company recognizes online game revenue based on the gross amount paid by the player because the Company is the principal in the transaction. Accordingly, the Company records the related platform and payment processing fees as cost of revenue in the period incurred. Performance obligations promised in a contract are identified based on the products and services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the products or services either on their own or together with other resources that are readily available from third parties or from the Company, and are distinct in the context of the contract, whereby the transfer of the products and services is separately identifiable from other promises in the contract. The identified performance obligation is to display the virtual goods within the game over the life of the paying player or until it is consumed by the player within the game. The transaction price is determined based on the consideration to which the Company expects to be entitled in exchange for transferring products or delivery of services to the customer. Payment is required at the time of purchase and the purchase price is a fixed amount which reflects the consideration that the Company expects to be entitled to receive in exchange for the purchased virtual goods. Revenue is recognized at the time the related performance obligation is satisfied by transferring the promised product or delivery of service to the customer. The satisfaction of the performance obligation depends on the nature of the virtual goods purchased. The Company's revenues derive primarily from sales of consumable virtual goods. Consumable virtual goods represent items that can be consumed by a specific player action and do not provide the player any continuing benefit following consumption. The Company recognizes revenue from sales of consumable virtual items as the goods are consumed, which is usually within a few days from the purchase. The Company also derives revenues from the sale of advertisements within its games due to its contractual relationships with mobile ad networks. The Company has identified the display of advertisements within its games as a single performance obligation. Revenue from advertisements is recognized at a point-in-time when the advertisements are displayed in the game to the player, as the customer receive the benefits provided from these services. The Company is not the primary obligor in these arrangements, it does not set the pricing, nor does it establish or maintain the relationship with the advertiser. Accordingly, proceeds from advertisements are recorded to revenue net of amounts retained by the mobile ad networks. Advertising expense Costs for marketing and advertising of the Company’s games are primarily expensed as incurred and are included in the sales and marketing expenses in the Company’s consolidated statements of operations. Such costs primarily consist of player acquisition costs. Advertising expense was $215,553 and $77,492 for the nine months period ended September 30, 2024 and 2023, respectively.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 10 - NOTE 4. LOANS AND SHORT-TERM REVOLVING CREDIT LINE September 30, 2024 (Unaudited) December 31, 2023 Maturity Interest rate(s) Book Value Face value Book value Loans 2026 17% $108,954 $ 108,954 $ 70,443 Short-term revolving credit line 2025 SOFR + 7.5% $30,000 $30,000 $ 18,000 Total $138,954 $138,954 $ 88,558 Less: Current maturities of loans 2025 17% $44,546 $44,546 $ 35,387 Loans, net of current maturities $64,408 $64,408 $ 35,056 a. On November 30, 2021, the Company entered into a revolving credit line agreement with a commercial bank in Israel for a credit line of up to $20,000 that can be withdrawn over a period of two years. The borrowing base is available for a draw at any time throughout the agreement and is subject to several covenants. The revolving credit line bears an annual interest of SOFR + 7.5%. The interest will be paid on a weekly basis. On December 19, 2023, the Company signed an amendment to extend the agreement for a period of six months. On June 13, 2024, the Company signed an additional amendment to extend the agreement for another period of three months. On August 27, 2024, the Company has signed an Amendment No. 3 to the revolving credit line agreement pursuant to which the Company increased the credit facility by additional amount of $10,000 (so that following such increase the aggregate credit facility shall be $30,000). The Company withdraw an additional $12,000 bringing the total to $30,000. b. On April 6, 2021, the Company entered into a certain Receivables Purchase Agreement with Nirvana Funding (the “RPA” and the “Purchaser”, respectively), a related party which is an affiliate of General Catalyst Group, one of the Company's shareholders. The original term of the agreement is until January 2022. According to the RPA, the Purchaser shall provide financing to the Company when the amounts will be derived from the Company’s actual marketing expenses. The RPA further provides that such amounts shall be repaid to the Purchaser from future receivables on account of revenues generated by the Company from new users acquired thereby as a result of the marketing activity financed by the Purchaser (i.e., the repayment schedule of the amounts extended by the Purchaser are conditioned upon the revenues generated from such new users). In addition, based on the RPA, an additional interest amount (if any) shall be paid to the Purchaser (the “Interest”), determined pursuant to the ratio between the amount extended by the Purchaser to the total marketing cost of such monthly campaign (each month has a separate marketing budget and repayment schedule), with the effective Interest depends on and varies according to the rate of revenues received from such new users.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 11 - On February 10, 2022, the Company extended the RPA until December 2022. On January 23, 2023, the Company further extended the RPA for an additional year, until December 2023. On June 7, 2023, the Company signed an amendment to the RPA according to which both parties agreed that the Purchasers’ repayment schedule shall be annually capped, starting on January 1, 2023, of any given calendar year. On December 21, 2023, the Company signed an amendment to the RPA adopting new marketing budget for the year 2024 and also allowing the Company to apply for a lower amount than as contemplated under such amendment. On May 6, 2024, the Company signed an additional amendment to the RPA. On September 12, 2024, the Company has signed a payoff letter with the Purchaser which allowed the Company, among others, to repay all amounts extended to it by the Purchaser pursuant to the terms specified in such payoff letter. The total funds provided by the debtor to the Company during the nine months period ended September 30, 2024 amounted to $95,231. The Company recorded the proceeds as a liability related to the sale of future revenue that will be amortized using the effective interest method over the estimated life of the related expected royalties. The liability and the related interest expense are based on the Company's current estimates of future royalties. The Company periodically assesses the expected royalty payments and to the extent the future estimates or timing of such payments are materially different than previous estimates, the Company will adjust the debt's carrying amount. The adjustments to the carrying amount are recognized as interest expense in the period in which it occurs. NOTE 5. CONVERTIBLE PREFERRED SHARES, SHAREHOLDERS’ DEFICIT AND EQUITY INCENTIVE PLAN As of September 30, 2024, convertible preferred share consists of: Authorized, issued and out standing Carrying value Preferred Seed-1 1,035,335 10,000 Preferred Seed-2 696,778 4,250 Preferred A 652,494 39,860 2,384,607 54,110 a. Composition of share capital: (1) Ordinary shares confer upon their holders’ voting rights, the right to participate in shareholders meetings (each share confers one vote), the right to participate in any distribution of dividends and the right to take part in the division of the surplus assets in a case of the winding up the Company, subject to the terms of the AOA.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 12 - (2) Preferred Seed shares are entitled to the same rights conferred by the ordinary shares in addition to the following rights as well as customary anti-dilution rights: In the event of Liquidation, Deemed Liquidation (e.g., change in control) or a Distribution, as defined in the Company's Articles of Association (the "AOA"), the holders of Series Seed shall be entitled to receive, on a pro rata and Pari passu basis among them, prior and in preference to any distribution in respect of the ordinary shares, but after the preference rights of the Preferred A Shares as specified below, an amount for each Series Seed Share held by them equal to the greater of (i) the sum of the applicable original issue price of such share, or (ii) the amount such holder would actually receive if such preferred share had been converted into ordinary shares immediately prior to such distribution event; in each case, plus any dividends declared but unpaid on such share, and less any amounts previously paid in respect of such share, in accordance with the company's AOA. (3) Preferred A shares are entitled to the same rights conferred by the ordinary shares, in addition to the following rights as well as customary anti-dilution rights: In the event of Liquidation, Deemed Liquidation (e.g., change in control) or a Distribution, as defined in the Company's AOA, the holders of Preferred A shares shall be entitled to receive, on a pro rata and Pari passu basis among them, prior and in preference to any distribution in respect of the Series Seed Shares and ordinary shares, an amount for each Preferred A Share held by them equal to the greater of (i) the sum of the applicable original issue price of such share, or (ii) the amount such holder would actually receive if such preferred share had been converted into ordinary shares immediately prior to such distribution event; in each case, plus any dividends declared but unpaid on such share, and less any amounts previously paid in respect of such share in accordance with the company's AOA. In liquidation event (e.g., change in control) the liquidation preference provisions of the Preferred Seed shares and Preferred A shares are considered contingent redemption provisions that are not solely within the Company’s control. Accordingly, the Preferred Seed shares and Preferred A shares have been presented outside of permanent equity in the temporary equity (mezzanine) section of the condensed consolidated financial statements. As of September 30, 2024 and December 31, 2023, the Company did not adjust the carrying values of the Preferred Seed shares and Preferred A shares to the deemed liquidation values of such shares since a liquidation event was not probable. Subsequent adjustments to increase the carrying values to the ultimate liquidation values will be made only when it becomes probable that such a deemed liquidation event will occur. On December 12, 2022, the Company signed a Share Purchase Agreement (the "SPA") with new and existing investors, upon which, the Company issued 652,494 Preferred A shares of NIS 0.01 par value each, for an aggregate amount of $39,860, net of issuance expenses in the amount of $140, reflecting a price of $61.09 per share.

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 13 - b. Overview of Stock Incentive Plan In 2019, the Company adopted the 2019 Equity Incentive Plan for granting stock options to purchase shares of the Company to subcontractors, employees, officers and directors as an incentive to attract and retain qualified personnel. A summary of the stock option activity for the nine months period ended September 30, 2024, is as follows: Number of options Weighted- average exercise price Weighted average remaining contractual term Outstanding as of December 31, 2023 683,643 $ 15.56 7.84 Granted 31,194 $ 43.72 9.75 Exercised (9,569) $ 9.65 - Forfeited (10,997) $ 30.24 - Outstanding as of September 30, 2024 694,271 $ 16.67 7.24 Options available for future grants 1,159 NOTE 6. COMMITMENTS AND CONTINGENCIES On June 24, 2024, the Company entered into a License Agreement with a well-known international corporation in the entertainment industry (the “Licensor” and the “License Agreement,” respectively). Through this License Agreement, the Company obtained certain rights to create a new game based on certain intellectual property owned by the Licensor (the “Title”), subject to the terms specified therein. Under the License Agreement, the Company is obligated to pay royalties to the Licensor based on revenues actually received by the Company from the Title, provided that the Company is required to pay certain non-refundable guarantees in order to ensure that a minimum amount of royalties will be paid. The Company is also bound by certain obligations to spend minimum amounts on marketing and development of the Title, until the Title is launched and following its launch, as further detailed in the License Agreement. NOTE 7. REVENUE FROM CONTRACTS WITH CUSTOMERS The following table provides information about disaggregated revenue by geographic location of the Company's players and type of platform:

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 14 - Nine months ended September 30, 2024 2023 (unaudited) (unaudited) Israel $ 919 $ 445 USA 145,883 61,386 EMEA 92,958 43,253 APAC 11,716 4,173 Other 12,115 4,039 Total $ 263,591 $ 113,296 Contract balances Payments from players for virtual items are collected by platform providers or payment processors and remitted to the Company (net of the platform or clearing fees) generally within 45 days after the player transaction. The Company’s right to receive the payments collected by the platform providers or payment processors is recorded as an account receivable as the right to receive payment is unconditional. Deferred revenues, which represent a contract liability, represent mostly unrecognized fees billed for virtual items which have not yet been consumed at the balance sheet date. Platform fees paid to platform providers or payment processors and associated with deferred revenues represent a contract asset. September 30, December 31, 2024 2023 (unaudited) Account receivables 34,226 18,913 Contract assets (1) 90 39 Contract liability (2) 309 128 (1) Contract assets are included within other receivables as “deferred charges” in the Company’s consolidated balance sheets. (2) Contract liabilities are included within accrued expenses and other current liabilities as “deferred revenues” in the Company’s consolidated balance sheets. During the nine months period ended September 30, 2024, the Company recognized all of its contract liabilities balance as of December 31, 2023. NOTE 8. RELATED PARTIES a. Balances: September 30, December 31, 2024 2023 (unaudited) Loans (1) $ 108,954 $ 70,443 Employees and payroll accruals – Shareholders and CEO $ 73 $ 48

SUPER PLAY LTD. AND ITS SUBSIDIARIES NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) U.S. dollars in thousands (except share and per share data) - 15 - b. Transactions: Nine Months Ended September 30, 2024 2023 (unaudited) (unaudited) Loans interest expenses (1) $ 8,951 $ 5,457 Payroll and related expenses – Shareholders and CEO $ 825 $ 426 (1) See note 4b, with respect to Loans with a related parties.